Exhibit 99.1

Kronos Bio Enters into Agreement to Be Acquired by Concentra Biosciences for $0.57 in Cash per Share Plus a Contingent Value Right

CAMBRIDGE, Mass., May 1, 2025 – Kronos Bio, Inc. (“Kronos Bio”) (Nasdaq: KRON), a biotechnology company that has been developing small molecule therapeutics to address cancers and other diseases driven by deregulated transcription, today announced that it has entered into a definitive merger agreement (the “Merger Agreement”) with Concentra Biosciences, LLC ( “Concentra”), whereby Concentra will acquire Kronos Bio for $0.57 in cash per share of Kronos Bio common stock (“Kronos Bio Common Stock”), plus one non-tradeable contingent value right (“CVR”), which represents the right to receive: (i) 50% of the net proceeds in the case of a disposition of the Company’s product candidates known as KB-9558 and KB-7898 that occurs within 2 years following closing; (ii) 100% of the net proceeds in the case of a disposition of the Company’s product candidates known as KB-0742, lanraplenib and entospletinib that occurs prior to closing; (iii) 100% of cost savings realized prior to closing; (iv) 80% of cost savings realized between the merger closing date and the second (2nd) anniversary of the merger closing date; and (v) 50% of cost savings realized between the second (2nd) anniversary of the merger closing date and the third (3rd) anniversary of the merger closing date, each pursuant to the contingent value rights agreement (the “CVR Agreement”).

Following a review process conducted with the assistance of its legal and financial advisors, the Kronos Bio Board of Directors has determined that the acquisition by Concentra is in the best interests of all Kronos Bio shareholders and has approved the Merger Agreement and related transactions.

Pursuant and subject to the terms of the Merger Agreement, a wholly owned subsidiary of Concentra will commence a tender offer (the “Offer”) by May 15, 2025 to acquire all outstanding shares of Kronos Bio Common Stock. Closing of the Offer is subject to certain conditions, including the tender of Kronos Bio Common Stock representing at least a majority of the total number of outstanding shares (including any shares held by Concentra), the availability of at least $40.0 million of cash (net of transaction costs and other liabilities) at closing, and other customary closing conditions. Kronos Bio officers, directors and their respective affiliates holding approximately 27% of Kronos Bio Common Stock have signed tender and support agreements under which such parties have agreed to tender their shares in the Offer and support the merger transaction. The merger transaction is expected to close mid-2025.

About Kronos Bio

Kronos Bio is a biopharmaceutical company that has historically focused on the discovery and development of small molecule therapeutics to address deregulated transcription, a hallmark of cancer and autoimmune diseases. Kronos Bio has a research facility in Cambridge, Mass. For more information, visit https://www.kronosbio.com.

Advisors

Goodwin Procter LLP is acting as legal counsel to Kronos Bio and Leerink Partners is acting as sole financial advisor to Kronos Bio. Gibson, Dunn & Crutcher LLP is acting as legal counsel to Concentra.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding Kronos Bio’s beliefs and expectations and statements about the Offer, merger, related transactions contemplated by the Merger Agreement and the CVR Agreement (the “Transactions”), including the timing of and closing conditions to the Transactions, and the potential effects of the proposed Transactions on Kronos Bio and the potential payment of proceeds to the Kronos Bio stockholders, if any, pursuant to the CVR Agreement. These statements may be identified by their use of forward-looking terminology including, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” and “would,” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the possibility that various closing conditions set forth in the Merger Agreement may not be satisfied or waived, including uncertainties as to the percentage of Kronos Bio’s stockholders tendering their shares in the Offer; the possibility that competing offers will be made; the risk that the Transactions may not be completed in a timely manner, or at all, which may adversely affect Kronos Bio’s business and the price of its common stock; costs associated with the proposed Transactions; the risk that any stockholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; the risk that activities related to the CVR Agreement may not result in any value to the Kronos Bio stockholders; and other risks and uncertainties discussed in Kronos Bio’s most recent annual report filed with the Securities and Exchange Commission (the “SEC”) as well as in Kronos Bio’s subsequent filings with the SEC. As a result of such risks and uncertainties, Kronos Bio’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. There can be no assurance that the proposed Transactions will in fact be consummated. Kronos Bio cautions investors not to unduly rely on any forward-looking statements.

The forward-looking statements contained in this release are made as of the date hereof, and Kronos Bio undertakes no obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

The Offer described in this release has not yet commenced, and this release is neither a recommendation, nor an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Kronos Bio or any other securities. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the SEC by Concentra and its acquisition subsidiary, and a Solicitation/Recommendation Statement on Schedule 14D-9 will be filed with the SEC by Kronos Bio. The Offer to purchase the outstanding shares of the common stock of Kronos Bio will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the Offer, which will be named in the tender offer statement. Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by Kronos Bio under the “Investors & Media” section of Kronos Bio’s website at https://ir.kronosbio.com/financials-filings/sec-filings.

Contact Information:

Investors:

Denise Powell

denise@redhousecomms.com

Media:

Kelli Perkins

kelli@redhousecomms.com